                                                                    EXHIBIT 10.2





                     FUND AMERICA INVESTORS CORPORATION II,

                                    as Agent


                                      and


                           WILMINGTON TRUST COMPANY,

                                as Owner Trustee




________________________________________________________________________________


                            DEPOSIT TRUST AGREEMENT

                           Dated as of April 25, 1996


________________________________________________________________________________




                        Fund America Investors Trust V,
                      Collateralized Mortgage Obligations

                                 Series 1996-A





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         DEPOSIT TRUST AGREEMENT relating to FUND AMERICA INVESTORS TRUST V, is dated and effective as of April 25, 1996 between FUND AMERICA INVESTORS CORPORATION II, a Delaware corporation with its principal place of business located in Colorado (herein, together with its permitted successors and assigns, called the "Company"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation (in its individual capacity, "WTC").

                                  Article  I.


                                  Definitions

         Section 1.1. Definitions. Capitalized terms set forth below shall have the following meanings when used in this Agreement:

         "Affiliate" of any Person means any other Person controlling, controlled by or under common control with such Person.

         "Agent" shall mean Fund America Investors Corporation II in its capacity as agent for the holders of Trust Certificates pursuant to Article VIII hereof, or any successor in such capacity.

         "Agreement" means this Deposit Trust Agreement and any amendments or modifications hereof.

         "Authorized Officer" means any officer of the Owner Trustee who is authorized to act for the Owner Trustee and whose name appears on a list of such authorized officers furnished by the Owner Trustee to the Company and the Indenture Trustee, as such list may be amended or supplemented from time to time.

         "Bonds" means the Fund America Investors Trust V Collateralized Mortgage Obligations, Series 1996-A, Class A Bonds issued in the aggregate principal amount of $296,300,000 and due April 25, 2026. The Bonds will be issued by the Trust acting through the Owner Trustee under the Indenture.

         "Business Day" means any day except a Saturday, Sunday or other day on which banking institutions in Wilmington, Delaware or New York, New York are authorized by law or regulation to close or a day on which the New York Stock Exchange is closed.

         "Certificate" means the mortgage pass-through certificate created pursuant to the Pooling and Servicing Agreement.

         "Certificate Register" means the register maintained pursuant to
Section 2.3(c).





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         "Closing Date" has the meaning specified in the Indenture.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" means the Certificate that will be granted to the Indenture Trustee pursuant to Section 3.2 hereof and subject to the Lien of the Indenture.

         "Collection Account" has the meaning assigned to such term in the Indenture.

         "Company" means Fund America Investors Corporation II, a Delaware corporation, and its successors and assigns.

         "Corporate Trust Office" of a Person means the principal corporate trust or other similar office of such Person.

         "Distribution" has the meaning assigned to such term in the Indenture.

 "Grant" and variants thereof have the same meaning they have in the Indenture.

         "Holder" means the Person in whose name a Bond is registered in the Bond Register pursuant to Section 2.04 of the Indenture.

         "Indenture" means the Indenture dated as of April 1, 1996 relating to the Bonds to be entered into between the Trust and the Indenture Trustee, as such Indenture may be amended or supplemented from time to time.

         "Indenture Trustee" means Bankers Trust Company of California, N.A., a national banking association, as trustee under the Indenture, or any successor Person that shall have become the Indenture Trustee under the Indenture.

         "Investment Company Act" means the Investment Company Act of 1940, as amended.

         "Lien" means any lien, mortgage, security interest, pledge, charge, equity or claim of others or encumbrance of any kind.

         "Management Agreement" means the agreement to be entered into between the Owner Trustee and the Manager and to be dated of even date herewith pursuant to which the Manager will provide administrative, accounting and clerical services to the Trust.

         "Manager" has the meaning assigned to such term in the Management Agreement.

         "Non-U.S. Person" means a person who is not one of the following: a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws





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of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

         "Owner Trustee" means WTC, a Delaware banking corporation, acting not in its individual capacity, but solely in its fiduciary capacity as trustee hereunder, and any banking corporation that shall have become its successor pursuant to Section 7.4.

         "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of April 1, 1996 by and among the Company, as Seller, ICI Funding Corporation, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

         "Related Agreement" means any agreement executed and delivered in connection with the issuance of the Bonds, any agreement executed and delivered in connection with the sale of Trust Certificates and any other agreement relating to the transactions contemplated hereby.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Trust" means the trust created under the laws of the State of Delaware pursuant to this Agreement and designated as "Fund America Investors Trust V".

         "Trust Certificate" means any equity certificate representing an ownership interest in the Trust in substantially the form attached hereto as Annex 1.

         "Trust Property" means all money, instruments and other property deposited in the Trust pursuant hereto, including the Collateral and all proceeds thereof.

         Section 1.2. Indenture Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.


                                  Article  II.

                             Declaration of Trust;
                 Issuance and Transfer of Trust Certificates;
                           Duties of Owner Trustee

         Section 2.1. Declaration of Trust; Purpose and Powers. WTC is hereby appointed to hold and agrees to hold the Trust Property as Owner Trustee in trust upon the terms and conditions and for the use and benefit of the holders of the Trust Certificates as herein set forth and, with respect





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to the Collateral, subject to the Lien of the Indenture.  The office of the
Trust shall be care of the Owner Trustee at the address set forth in Section
9.4 or at such other address as the Owner Trustee may designate by notice to the holders of Trust Certificates and the Agent. It is the intention of the parties hereto that the Trust constitute a business trust under the Delaware Business Trust Act (12 Del.C. Section 3801 et seq.) and that the Trust be classified and taxed as a grantor trust under Subpart E, Part I of Subchapter J of Chapter 1 of Subtitle A of the Code, for federal income tax purposes. The purpose of the Trust is to (i) issue and administer the Bonds, (ii) purchase and own the Collateral, (iii) to Grant the Collateral to the Indenture Trustee to support the Bonds issued pursuant to the Indenture, (iv) administer the Trust Property subsequent to the discharge of the Indenture, and (v) if directed by holders of Trust Certificates representing more than 50% of the beneficial interests in the Trust, sell the Trust Property subsequent to the discharge of the Indenture, all for the benefit of the holders of the Trust Certificates. The Trust shall not have power to perform any act or engage in any business whatsoever except for the foregoing purposes and any activity that is both necessary to the foregoing purposes and, for so long as the Indenture has not been discharged, within the contemplation of the Indenture. In no event shall the Owner Trustee or other Person have the power to substitute new collateral for the Collateral or to reinvest proceeds from the Collateral. The Owner Trustee hereby is authorized to file a Certificate of Trust and any appropriate Certificate of Amendment under said Delaware Business Trust Act.

         Section 2.2. Transfer of Trust Property to Owner Trustee.

                 (a) Simultaneously with the execution and delivery of this Agreement, the Company hereby transfers to the Owner Trustee, its successors and assigns, forever, all right, title and interest of the Company in and to the sum of Ten Dollars ($10.00); and effective as of the Closing Date, the Company hereby transfers to the Owner Trustee, its successors and assigns, until this Agreement terminates pursuant to Section 9.7 hereof, all right, title and interest of the Company in the Trust Property, to have and to hold all of the same, together with all and singular revenues, issues, profits and proceeds thereof and therefrom and appurtenances thereto to the Owner Trustee and its successors and its and their assigns until this Agreement terminates pursuant to Section 9.7 hereof, in trust nevertheless, under and subject to the conditions and agreements hereinafter set forth, for the common and equal use, benefit and security of all Persons who shall from time to time be holders of any of the Trust Certificates and without preference of any of the Trust Certificates over any of the others by reason of priority in the time of issue, sale or negotiation thereof.

                 (b) The Owner Trustee is hereby authorized to execute and deliver any certificates, representation letters, transfer affidavits and other documentation as may be necessary to cause the Certificate to be registered in the name of the Trust in the forms provided to the Owner Trustee by the Company. In connection therewith, the Company represents and warrants to the Owner Trustee that the information set forth in such documents is correct. It is acknowledged and agreed that the Owner Trustee shall have no liability for the accuracy of the information set forth therein. It is acknowledged that in connection therewith, the Trust shall assume any liabilities arising from its status as a holder of the Certificate.





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         Section 2.3. Trust Certificates.

                 (a) The Owner Trustee acknowledges it is holding in trust on the date hereof the sum of Ten Dollars ($10.00), lawful money of the United States of America, duly paid by the Company, and that the Company is holding on the date hereof a Trust Certificate duly executed and delivered to the Company in exchange therefor in substantially the form attached hereto as ANNEX 1, evidencing ownership of 100% of the beneficial interest in the Trust.

                 (b) The minimum beneficial interest in the Trust evidenced by any one Trust Certificate shall be 3%. Each Trust Certificate shall be executed by manual signature on behalf of the Trust by a representative of the Owner Trustee. Trust Certificates bearing the manual signature of an individual who was, at the time such signature was affixed, authorized to sign on behalf of the Owner Trustee shall bind the Trust, notwithstanding that such individual has ceased to be so authorized prior to the delivery of such Trust Certificates or does not hold such office at the date of such Trust Certificates. Each Trust Certificate shall be dated the date of its issuance.

                 (c) The holders of the Trust Certificates shall be entitled to all rights provided to them under this Agreement and shall be subject to the provisions and conditions contained in this Agreement and in the Trust Certificates. The Trust Certificates shall not be subject to any pre-emptive or similar rights.

                 (d) Each Trust Certificate shall bear a legend setting forth restrictions on transferability substantially as follows:

                 "THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS TRUST CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR
                 (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH PERSON WITHIN THE MEANING OF RULE 3A-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING BUT NOT LIMITED TO FUND AMERICA INVESTORS CORPORATION II) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS.





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                 NO PERSON IS OBLIGATED TO REGISTER THIS TRUST CERTIFICATE
                 UNDER THE ACT OR ANY STATE SECURITIES LAWS. FURTHERMORE, AS LONG AS TWO OR MORE PERSONS ARE HOLDERS OF TRUST CERTIFICATES, NO TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE CONSENT OF HOLDERS OF TRUST CERTIFICATES REPRESENTING OWNERSHIP OF MORE THAN 50% OF THE BENEFICIAL INTEREST IN THE TRUST, EXCLUDING FOR THIS PURPOSE THE BENEFICIAL INTEREST REPRESENTED BY ANY TRUST CERTIFICATE OWNED BY THE TRANSFEROR OR (UNLESS THE TRANSFEROR AND ITS AFFILIATES ARE THE ONLY HOLDERS OF TRUST CERTIFICATES) ANY AFFILIATE THEREOF, HAS BEEN DELIVERED TO THE OWNER TRUSTEE; PROVIDED, HOWEVER, THAT NO CONSENT SHALL BE REQUIRED TO A TRANSFER OF ANY TRUST CERTIFICATE TO THE COMPANY (AS DEFINED IN THE DEPOSIT TRUST AGREEMENT CREATING THE TRUST (THE "AGREEMENT")) ON THE CLOSING DATE. THE TRANSFER OF THIS TRUST CERTIFICATE WILL NOT BE EFFECTIVE UNLESS THE TRANSFEREE HAS SIGNED AND DELIVERED TO THE OWNER TRUSTEE AN INSTRUMENT CONTAINING THE TRANSFEREE'S AGREEMENT TO BE BOUND BY ALL THE TERMS OF THE AGREEMENT, TOGETHER WITH EVIDENCE SATISFACTORY TO THE OWNER TRUSTEE DEMONSTRATING THE TRANSFEREE'S COMPLIANCE WITH THE NET WORTH REQUIREMENTS OF
                 SECTION 2.3(F)(III) OF SAID AGREEMENT. THIS TRUST CERTIFICATE IS SUBJECT TO OTHER SIGNIFICANT RESTRICTIONS ON TRANSFER AND OWNERSHIP AS PROVIDED IN THE AGREEMENT."

                 (e) The Owner Trustee shall maintain a register (the "Certificate Register") of the names of the holders of the Trust Certificates, from time to time, which Certificate Register shall show such holders' respective undivided interests in the Trust. Whenever any Trust Certificates are surrendered for exchange, the Owner Trustee shall execute and deliver the Trust Certificates which the holder thereof making the exchange is entitled to receive. Every Trust Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee, and duly executed by the holder thereof or his attorney duly authorized in writing. The transferor of any Trust Certificate shall reimburse the Owner Trustee for any fees and expenses (including reasonable expenses of counsel) incurred by the Owner Trustee in connection with such transfer. No holder shall transfer a Trust Certificate if such transfer would violate any terms of this Agreement, nor shall any transfer be effective unless an appropriate entry has been made on the Certificate Register. The Owner Trustee shall, pursuant to the instructions of each such transferor, enter the name of each such transferee as substitute holder of such Trust Certificate in the Certificate Register and issue to each such transferee a new Trust Certificate evidencing such transferee's Ownership Percentage in exchange and substitution for the previously issued Trust Certificate representing such ownership interest. Each





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such transferee shall thereupon become a holder of a Trust Certificate for all purposes hereunder and shall have the beneficial interest in the Trust that was conveyed by the transferor. The holder of each Trust Certificate as reflected in the Certificate Register may be treated by the Trust, the Owner Trustee, the Indenture Trustee, and the Manager as the absolute owner of such Trust Certificate for all purposes. The Trust, the Owner Trustee, the Indenture Trustee, and the Manager shall not be affected by any notice to the contrary, other than a notice pursuant to this Section 2.3(e).

                 (f) No Trust Certificate may be directly or indirectly offered or sold or otherwise disposed of (including pledged) except in compliance with paragraphs (i) - (vi) below:

                      (i) No transfer of a Trust Certificate shall be made unless such transfer is made to (A) a "qualified institutional buyer" as defined in Rule 144A promulgated under the Securities Act ("Rule 144A") in a transaction that is registered under the Securities Act and applicable state securities laws or that is exempt from the Act under Rule 144A or (B) to a Person involved in the organization or operation of the Trust or an affiliate of such a Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended (including but not limited to the Company) in a transaction that is registered under the Securities Act and applicable state securities laws or that is exempt from the registration requirements of the Securities Act and such laws. As a condition to any transfer of a Trust Certificate, the Owner Trustee will require that the Owner Trustee or the Manager shall have received a certificate from the proposed transferee substantially in the form of either ANNEX 2-A or ANNEX 2-B attached hereto. The Owner Trustee shall not register the transfer of any Trust Certificate unless the Owner Trustee shall have determined that, or received written notification from the Manager that, the foregoing requirements have been complied with. Neither the Trust, the Owner Trustee, the Company, nor any other Person is obligated to register the Trust Certificates under the Securities Act or any other state or federal securities law or to register the Trust as an "investment company" under the Investment Company Act.

                     (ii) As long as two or more Persons are holders of Trust Certificates, the Trust Certificates may only be transferred in accordance with the following provisions: before any Trust Certificates may be transferred to any Person, the Owner Trustee shall have received the consent to such transfer by holders of Trust Certificates representing ownership of more than 50% of the beneficial interest in the Trust, excluding for this purpose the beneficial interest represented by the Trust Certificates owned by the transferor or (unless the transferor and its Affiliates are the only holders of Trust Certificates) any Affiliate thereof; provided, however, that no consent shall be required to a transfer of Trust Certificates to the Company upon the Closing Date.

                    (iii) No offer, sale, transfer or other disposition (including pledge) of any Trust Certificate shall be made to any transferee unless such transferee certifies to the Owner Trustee that the net worth of such transferee exceeds the greater of (a) the product of $15,000,000 and the percentage ownership of the Trust by the transferee after the proposed transfer and (b) $5,000,000; provided, however, without regard to the value of such





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         transferee's ownership interest in the Trust, the net worth of such transferee must exceed the greater of (a) the product of $5,000,000 and the percentage ownership of the Trust by the transferee after the proposed transfer and (b) $1,000,000. No transfer of a Trust Certificate will be effective unless the transferee has signed and delivered to the Owner Trustee a certificate containing the transferee's agreement to be bound by all the terms of this Agreement. Such certifications are contained in the forms of certificates attached hereto as ANNEX 2-A and ANNEX 2-B. Notwithstanding the foregoing, no such certifications must be made or obtained in connection with the initial transfer of the Trust Certificate to the Company.

                     (iv) No offer, sale, transfer or other disposition (including pledge) of any Trust Certificate shall be made to any transferee unless, prior to such disposition, the proposed transferee delivers to the Owner Trustee either (a) a certificate from such proposed transferee substantially in the form of ANNEX 3 attached hereto, from such transferee to the effect that such transferee is not an employee benefit plan, trust or account subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a governmental plan defined in Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code ("Similar Law") (each a "Benefit Plan") and is not an entity, including an insurance company separate account or general account, whose underlying assets include Benefit Plan assets by reason of a Benefit Plan's investment in the entity (collectively with a Benefit Plan, a "Benefit Plan Investor"), or (b) an opinion of counsel satisfactory to the Owner Trustee to the effect that the purchase or holding of such Trust Certificate will not result in the assets of the Trust being deemed to be "Plan Assets" subject to the fiduciary responsibility provisions of ERISA or prohibited transactions provisions of Section 4975 of the Code or similar law, will not constitute or result in a prohibited transaction within the meaning of
         Section 4.06 or Section 4.07 of ERISA or Section 4975 of the Code or Similar Law, and will not subject the Manager, the Owner Trustee or the Company to any obligation or liability (including obligations or liabilities under ERISA, Section 4975 of the Code or similar law) in addition to those undertaken herein. Notwithstanding the foregoing, no such certifications or opinions must be made or obtained in connection with the initial transfer of the Trust Certificate to the Company. In addition, notwithstanding the foregoing, the Owner Trustee will not require such a certificate or opinion if, as a result of a change of law or otherwise, counsel satisfactory to the Owner Trustee has rendered an opinion to the effect that the purchase and holding of a Trust Certificate by a Benefit Plan Investor will not constitute or result in a prohibited transaction under ERISA or
         Section 4975 of the Code or Similar Law. No transfer of a trust certificate or any beneficial interest therein shall be made to any person unless the Owner Trustee has received a certificate from such transferee to the effect that such transferee is not a Benefit Plan Investor.

                      (v) No legal or beneficial interest in all or any portion of a Trust Certificate may be transferred directly or indirectly to any person unless such transferee (A) is not a





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
         Non-U.S. Person or (B) is a Non-U.S. Person that will hold such Trust Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Owner Trustee with an effective Internal Revenue Service Form 4224 or
         (C) is a Non-U.S. Person that has delivered to both the transferor and the Owner Trustee an opinion of a counsel satisfactory to the transferor to the effect that the transfer of a Trust Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Trust Certificate will not be disregarded for federal income tax purposes.
         A certification regarding the matters specified in this paragraph is contained in the forms of certificate attached hereto as ANNEX 2-A and
         ANNEX 2-B.   Notwithstanding the foregoing, no such certification must
         be made or obtained in connection with the initial transfer of the Trust Certificate to the Company.

                     (vi) No offer, sale, transfer or other disposition (including pledge) of any Trust Certificate shall be made to any transferee unless, prior to such disposition, the proposed transferor delivers to the Owner Trustee an Opinion of Counsel to the effect that such transfer will not cause (i) the Trust to be treated as an association taxable on a corporation for federal income tax purposes or (ii) the Trust to be taxable as a taxable mortgage pool as defined in Section 7701(i) of the Code. Notwithstanding the foregoing, the provisions of this subsection (vi) shall not apply to the initial transfer of the Trust Certificate by the Company to IMH Assets Corp.

                    (vii) Neither the Owner Trustee, the Agent, nor any holder of a Trust Certificate shall be permitted to apply for a listing of a Trust Certificate on any "established securities market" as such term is defined in Treasury Regulation Section 1.7704-1(b) (or any successor to such provision). Notwithstanding any other provision of this Section 2.3, the Owner Trustee shall not recognize any transfer or assignment of a Trust Certificate which is effected on an established securities market.


                 Section 2.4. Payments, Distributions and Reports.

                 (a) Subject to the provisions of subsection (e) below, any amounts received by the Owner Trustee with respect to the Certificate, including but not limited to any amounts paid by the Indenture Trustee to the Owner Trustee pursuant to Sections 4.01 or clause seventh of 8.07(b) of the Indenture shall be applied no later than one month after receipt thereof in the following order:

                          (i) to pay all amounts then due and payable to WTC pursuant to Sections 7.1 and 7.3 of this Agreement and not theretofore paid pursuant to the Indenture; and

                         (ii) to pay any other expenses of the Trust
         (including, but not limited to, all amounts then due and payable to the Manager pursuant to Section 3 of the Management Agreement and not theretofore paid pursuant to the Indenture) as specified by the Owner Trustee in the report delivered pursuant to subsection (b) of this
         Section 2.4.





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
Any amounts remaining after such application shall be distributed to the holders of the Trust Certificates on the first Business Day after such application.

                 (b) Upon making any payment or distribution to the holders of the Trust Certificates pursuant to this Section 2.4, the Owner Trustee shall send to each holder of a Trust Certificate a report setting forth in reasonable detail the amounts received by the Owner Trustee and their application and distribution. The Owner Trustee shall send copies of such report to ICI Funding Corporation.

                 (c) Unless otherwise mutually agreed in writing by the Agent, the Owner Trustee and the Manager, any distributions pursuant to this
Section 2.4 shall be made in cash. Unless otherwise mutually agreed in writing by the Agent and the Owner Trustee, the Owner Trustee shall, in connection with any discharge of the Indenture or the release of any Collateral from the Indenture pursuant to Section 4.1 thereof, deliver an Issuer Order to the Indenture Trustee directing the Indenture Trustee to deliver the Collateral to the Owner Trustee to be held pursuant to this Agreement.

                 (d) At any time following the discharge of the Indenture, whether in connection with an optional redemption of the Bonds or otherwise, the holders of Trust Certificates representing more than 50% of the beneficial interest in the Trust may direct the Owner Trustee to instruct the Manager to liquidate to cash all or any portion of the Trust Property held by the Owner Trustee not consisting of cash. In connection therewith, the Owner Trustee shall instruct the Manager as to the manner in which such liquidation shall be effected, as based on instructions furnished by the Agent to the Owner Trustee. The proceeds from any such liquidation, after application to the payment of the amounts referred to in clauses (i) and (ii) of subsection (a) above, shall first be applied to repay amounts provided to cause an optional redemption of the Bonds, if applicable, and then shall be distributed to the holders of Trust Certificates.

                 (e) Holders of Trust Certificates may cause the optional redemption of the Bonds upon (i) the election of holders of Trust Certificates representing more than 50% of the beneficial interest in the Trust and (ii) the payment by or on behalf of each holder of Trust Certificates of such holder's pro rata share of the redemption price. Any Trust Property released from the lien of the Indenture following an optional redemption of the Bonds shall be held by the Owner Trustee, and following the Owner Trustee's receipt thereof, if the holders of Trust Certificates representing more than 50% of the beneficial interest in the Trust do not otherwise agree on and instruct the Owner Trustee regarding the disposition of such Trust Property the Owner Trustee shall retain any such Trust Property held by the Owner Trustee not consisting of cash. Thereafter, all cash held by the Owner Trustee, including any distributions received by the Owner Trustee with respect to the Trust Property, after application to the payment of the amounts referred to in clauses (i) and (ii) of subsection (a) above, shall first be applied to repay amounts provided to cause such optional redemption, and then shall be distributed to the holders of Trust Certificates.





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
                 (f) Except as otherwise provided in this Section 2.4, all distributions pursuant to this Section 2.4 shall be divided among the holders of the Trust Certificates pro rata in accordance with the percentage of the entire undivided beneficial interest in the Trust owned by each such holder and shall be made to each such holder in the manner specified in written instructions from such holder previously delivered to the Owner Trustee in accordance with Section 9.4.

                 (g) Notwithstanding anything to the contrary set forth herein, the Trust may not be revoked at any time prior to the discharge of the Indenture.

                 (h) If any withholding tax is due on any distribution to a holder of a Trust Certificate or on any income allocable to a holder of a Trust Certificate or if there is any tax imposed on the Trust as a result of the ownership of a Trust Certificate by a holder of a Trust Certificate, such tax shall be allocated to, and reduce amounts distributable with respect to, the Trust Certificate held by such holder of the Trust Certificate.


             Section 2.5. Reports to Internal Revenue Service and Others. The Owner Trustee will (i) cause to be prepared such annual or other reports, (ii) make such elections and file such tax returns relating to the Trust as may from time to time be required under any applicable state or Federal statute or rule or regulation thereunder and (iii) cause to be mailed to any holder of Trust Certificates any or all of such reports and tax returns when requested to do so by any such holder or the Agent. The Owner Trustee shall be deemed to be in compliance with its obligations pursuant to this Section 2.5 if (i) it enters into the Management Agreement and (ii) it executes and delivers the reports and documents required hereunder.

             Section 2.6. Further Assurances. At the request of the Owners, the Owner Trustee shall execute and deliver all such other instruments, documents or certificates and take all such other actions as may be necessary or advisable to give effect to the transactions contemplated hereby.

             Section 2.7. Right to Request Instructions from Holders of Trust Certificates.

                 (a) The Owner Trustee shall take such action or shall refrain from taking such action under this Agreement as it shall be directed pursuant to a specific provision of this Agreement or, absent such a specific provision, as it shall be directed in a notice delivered by the holders of Trust Certificates representing more than 50% of the beneficial interest in the Trust in accordance with Section 9.4 hereof. In connection with the following non- ministerial matters, the Owner Trustee shall not act unless it shall be directed in a notice delivered by the holders of Trust Certificates representing more than 50% of the beneficial interest in the Trust in accordance with Section 9.4 hereof:

                 (i) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of the holders is required;

                 (ii) the initiation of any claim or lawsuit by the Trust and the compromise of any claim or lawsuit brought by or against the Trust;

                 (iii) the appointment of successor Bond Registrars, successor Paying Agents, successor Indenture Trustees, and any Independent accountants pursuant to the Indenture;

                 (iv)   the decision to remove the Indenture Trustee; and

                 (v) the exercise of any optional redemption of the Bonds pursuant to Section 10.01 of the Indenture.

                 (b) If in performing its duties under this Agreement the Owner Trustee (i) is unable to decide between alternative courses of action, or
(ii) is unsure of the application of any provision of this Agreement, the Indenture or any other Related Agreement, the Owner Trustee may deliver a notice to the holders of the Trust Certificates and the Agent in accordance with Section 9.4 requesting written instructions as to the course of action desired by them and the holders of Trust Certificates shall make any determination required pursuant to this Section 2.7, as reflected in instructions to the Owner Trustee delivered in accordance with Section 9.4; provided, however, that if the Owner Trustee does not receive such instructions within 10 days after it has delivered such notice, or such shorter period of time set forth in such notice, it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement as it shall deem advisable and in the best interests of the holders of the Trust Certificates and the Owner Trustee shall not be liable for such action or inaction.

         Section 2.8. Activities of Trust. The Trust shall not engage in any activities other than those required or authorized by the terms of this Agreement (as in effect on the date hereof) or the Indenture in accordance with their terms.

         Section 2.9. No Implied Duties. The Owner Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Trust Property, or otherwise to take or refrain from taking any action under or in connection with this Agreement, the Indenture or any other Related Agreement, except as expressly required by the terms of this Agreement or the Indenture; and no implied duties or obligations shall be read into this Agreement against the Owner Trustee. WTC nevertheless agrees that it will at its own cost and expense, promptly take all actions as may be necessary to discharge any liens on any part of the Trust Property which result from actions by or claims against WTC that are not related to the ownership of the Trust Property or the administration of Trust Property or the transactions contemplated by the Indenture or Bonds.

         Section 2.10. Restrictions.  The Owner Trustee shall take no action
(a) that is inconsistent with the purposes and powers of the Trust as set forth in Section 2.1 or (b) if the Owner Trustee has been notified by the Manager or the Indenture Trustee that such action would cause or threaten to cause any nationally recognized statistical rating agency or agencies which rate the Bonds to downgrade its rating thereof. The holders of the Trust Certificates shall not request the Owner Trustee to take action that would violate the provisions of the preceding sentence.

         Section 2.11. Communications with Holders. If a holder of a Trust Certificate ("Applicant") applies in writing to the Owner Trustee, and such application states that the Applicant desires to communicate with other holders of Trust Certificates and is accompanied by a copy of the form of proxy or other communication which such Applicant proposes to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                 (1) afford such Applicant access to the Certificate Register preserved at the time by the Owner Trustee in accordance with
         Section 2.3(c) hereof; or

                 (2) inform such Applicant as to the approximate number of holders of Trust Certificates whose names and addresses appear in the Certificate Register, and as to the approximate cost of mailing to such holder the form of proxy or other communication, if any, specified in such application.

         If the Owner Trustee elects not to afford such Applicant access to such information, the Owner Trustee shall, upon the written request of such Applicant, mail to each holder whose name and address appears in the Certificate Register, a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Owner Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing.

         Section 2.12. Registrar and Transfer Agent. The Company hereby appoints the Owner Trustee as registrar and transfer agent with respect to the Trust Certificates and the Owner Trustee hereby accepts such appointment.

                                 Article  III.


                          Bonds and Issuance Thereof;
                              Pledge of Collateral

         Section 3.1. Execution of Certain Agreements and Documents; Issuance of the Bonds. The Owner Trustee hereby is directed to execute and deliver the Indenture, the Management Agreement, the Bonds, and any other Related Agreement in such forms as shall be specified by the Company, in each case, with such changes therein as the Owner Trustee and the Company deem appropriate, as conclusively evidenced by the Owner Trustee's execution thereof in the presence of the Company or its counsel. If the Management Agreement is terminated or, notwithstanding the terms of the Management Agreement, the resignation of the Manager shall become effective before a successor Manager shall have accepted the assignment of the resigning Manager's rights and duties thereunder pursuant to Section 9 thereof, the Owner Trustee may, and hereby is authorized to, appoint a Person to perform substantially the same duties as are assigned to the Manager in the Management Agreement pursuant to an agreement containing substantially the same provisions as are contained in the Management Agreement. The Bonds to be issued by the Trust and authenticated by the Indenture Trustee under the Indenture shall be issued on the Closing Date in accordance with the Indenture and shall be in the denominations specified written instructions from the Company to the Indenture Trustee. The Owner Trustee hereby is authorized to take all actions required or permitted to be taken by the Trust under any Related Agreement and hereby is directed to comply with the terms of this Agreement and each Related Agreement.

         Section 3.2. Pledge of Collateral.

                 (a) On the Closing Date, the Owner Trustee shall Grant to the Indenture Trustee and its successors and assigns under the Indenture for the benefit of the Holders of Bonds a first and prior security interest under the Uniform Commercial Code or any similar applicable law of any state as may be applicable to the Collateral in and to, and a general first lien upon and right of set-off against, all of the Owner Trustee's right, title and interest in and to (i) the Collateral and all Distributions and rights to Distributions with respect thereto, (ii) the Collection Account and all Eligible Investments with respect thereto, including all money and income from the investment of funds in the Collection Account, and (iii) all proceeds of the foregoing, including without limitation, proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                 (b) On the Closing Date, the Owner Trustee shall satisfy or cause to be satisfied the requirements of Section 2.09 of the Indenture. The Indenture Trustee is to have and to hold the Collateral and the rights and privileges hereby granted, sold, conveyed, assigned, transferred and pledged and in which a security interest is granted or intended to be granted to the Indenture Trustee, its successors and assigns, subject to the terms of the Indenture, for the common and equal use of all Persons who shall from time to time be holders.

                 (c) Upon request, the Owner Trustee shall give, execute, deliver, file and record any notice, instrument, document, agreement or other papers that may be necessary or desirable in order to enable the Indenture Trustee (i) to preserve, perfect, substantiate or validate any security interest Granted to it by the Owner Trustee under the Indenture and (ii) to exercise and enforce its rights and the rights of each Holder under the Indenture with respect to the Collateral.

                 (d) The Owner Trustee shall not Grant or assign an interest in the Certificate, or any other Collateral or any distributions with respect thereto, as long as any Bond is outstanding, to serve as collateral for any indebtedness, other than the Bonds.


                                  Article  IV.

                   Representations and Warranties of Company

         The Company hereby represents and warrants that:

         Section 4.1. Title to Trust Property. Upon the sale, assignment or other transfer by the Company of any of the Trust Property to the Owner Trustee under this Agreement, the Owner Trustee will have received good title free and clear of any Lien, and the Owner Trustee will have the right to Grant and deliver the Collateral to the Indenture Trustee in accordance with the Indenture and Section 3.2 of this Agreement. Upon the Grant and delivery of the Collateral by the Owner Trustee to the Indenture Trustee in the manner contemplated by Section 3.2 of this Agreement and the Indenture, and assuming the validity and binding effect of the Indenture, the Indenture Trustee will have obtained a valid first security interest therein, prior to all other Liens.

         Section 4.2. Investment Company. The Trust is not required to register as an investment company under the Investment Company Act and is not under the control of a Person required to so register.

         Section 4.3. Binding Effect. This Agreement and any Related Agreements to which the Company is a party have been duly and validly authorized, executed and delivered by, and constitute valid and binding agreements of, the Company subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and no representation or warranty is given as to the availability of equitable remedies.

                                  Article  V.

                     Representations and Warranties of WTC

         WTC represents and warrants that:

         Section 5.1. Good Standing. WTC is a Delaware banking corporation, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and all material governmental licenses, authorizations, consents, and approvals required under the laws of the State of Delaware to carry on a trust business as now conducted.

         Section 5.2. Corporate Power. The execution, delivery and performance by WTC, in its individual capacity and in its capacity as Owner Trustee, as the case may be, of this Agreement, the Indenture, the Management Agreement and the Certificate of Trust referred to in Section 2.1 and the issuance of the Bonds by the Trust and the Trust Certificates by the Owner Trustee pursuant to this Agreement are within the corporate power of WTC, have been duly authorized by all necessary corporate action on the part of WTC (no action by its shareholders being required) and do not and will not (i) violate or contravene any judgment, injunction, order or decree binding on WTC or (ii) violate, contravene or constitute a default under any provision of the certificate of incorporation or by-laws of WTC or of any material agreement, contract, mortgage or other instrument binding on WTC or (iii) result in the creation or imposition of any Lien attributable to WTC on the Trust Property, other than as contemplated hereunder.

         Section 5.3. Consents and Approvals. No consent, approval, authorization or order of, or filing with, any court or regulatory, supervisory or governmental agency or body is required under Delaware law by or with respect to WTC in connection with the execution, delivery and performance by WTC, in its individual capacity and in its capacity as Owner Trustee, as the case may be, of this Agreement, the Indenture, the Management Agreement, or the issuance of the Bonds by the Trust or Trust Certificates by the Owner Trustee pursuant to this Agreement or the consummation by the Owner Trustee of the transactions contemplated hereby or thereby (except as may be required by the Delaware securities laws or as required to perfect the Lien of the Indenture).


                                  Article  VI.

                Certain Covenants of Company, the Owner Trustee
                    and Other Holders of Trust Certificates

         The Company, the Owner Trustee and any holders of Trust Certificates hereby agree, for the benefit of each other, and the Holders of the Bonds that:

         Section 6.1. Title to Trust Property. The Company at all times hereafter will use its best efforts to cause the Owner Trustee to have good and marketable title to the Trust Property, free of all Liens (other than the Lien of the Indenture with respect to the Collateral) and to have lawful authority to assign, transfer and pledge the Collateral to the Indenture Trustee.

         Section 6.2. Notification of Transfer. Immediately upon the sale or other delivery of any Trust Property to the Owner Trustee pursuant to this Agreement, the Company will make any appropriate notations on its records to indicate that the Trust Property has been transferred to the Owner Trustee pursuant to this Agreement, and, to the extent it constitutes Collateral, has been pledged by the Owner Trustee to the Indenture Trustee to secure payment of the Bonds issued under the Indenture.

         Section 6.3. Investment Company. Neither the Company nor any holder of a Trust Certificate shall take any action which would cause the Trust to become an "investment company" which would be required to register under the Investment Company Act. If the Trust becomes an investment company required to register under the Investment Company Act, the Company will use its best efforts to cause the Trust to become registered under such Act.

         Section 6.4. Liability of Holders of Trust Certificates. Subject to the provisions of Section 7.3(f), each holder of Trust Certificates agrees to be severally liable with any other holders of Trust Certificates in proportion to their beneficial interests in the Trust for all fees, expenses, taxes, indemnity payments and other liabilities of the Trust (other than liability for the principal and interest on the Bonds and such liabilities as may have been assumed by the Manager under the Management Agreement) to the extent not satisfied out of the Trust Property, in accordance with their terms, including those incurred by WTC in its individual capacity or as Owner Trustee, in the administration of the Trust hereunder, except that no holder of Trust Certificates shall be liable for any such liabilities arising prior to the date on which such holder acquired, or after the date on which such holder transferred in accordance with the terms hereof, its Trust Certificate, to the extent such fees, expenses, taxes, indemnity payments and other liabilities of the Indenture Trustee or the Owner Trustee or WTC, as the case may be, with respect to the Trust, are not paid out of the Trust Property.

         Section 6.5. Minimum Net Worth Requirement. Each holder of Trust Certificates agrees that, at all times that it shall hold any Trust Certificates, it will not permit its net worth, after deducting therefrom an amount equal to the book value of its interest in the Trust, to be less than the net worth requirement set forth in clause (iii) of Section 2.3(f).

         Section 6.6. Reporting of Income. Each holder of Trust Certificates shall report income received from the Trust consistent with the intent of the Trust to be excluded from the provisions of Subchapter K of Chapter 1 of Subtitle A of the Code.

         Section 6.7. Bankruptcy Matters. Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Trust, the Trust shall not, without the prior written consent of all of the Holders of the Bonds, holders of Trust Certificates representing 100% of the beneficial interests in the Trust, and the Owner Trustee, dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Trust adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief of the Trust as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Trust; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Trust or of all or any substantial part of the properties and assets of the Trust, or make any general assignment for the benefit of creditors of the Trust, or admit in writing the inability of the Trust to pay its debts generally as they become due or declare or effect a moratorium on the Trust debt or take any action in furtherance of any of the above actions.


                                 Article  VII.

                          Concerning the Owner Trustee

         Section 7.1. General Matters Relating to the Owner Trustee.

                 (a) Subject to the terms of the Indenture and Section 7.3 of this Agreement, all monies deposited with or received by the Owner Trustee hereunder shall be held by it without interest in trust as part of the Trust Property until distributed to the holders of Trust Certificates in accordance with Section 2.4 above or pledged to the Indenture Trustee in accordance with the Indenture. The Owner Trustee shall not have the power to invest any monies held by it as a part of the Trust Property, unless authorized to do so by holders of Trust Certificates representing more than 50% of the beneficial interests in the Trust.

                 (b) WTC, in its individual capacity and in its capacity as Owner Trustee, shall be under no liability for any action taken by the Owner Trustee in good faith in reliance upon any paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, endorsement, assignment, resolution, draft or other document, prima facie properly executed, or for the disposition of monies or Collateral pursuant to this Agreement. Subject to the requirements in Section 2.7(b), the Owner Trustee may construe any of the provisions of this Agreement, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction by the Owner Trustee made in good faith shall be binding upon the parties hereto and the holders of Trust Certificates.

                 (c) WTC, in its individual capacity and in its capacity as Owner Trustee, shall not be liable with respect to any action taken or omitted to be taken by the Owner Trustee in accordance with instructions of the Company or holders of Trust Certificates or with respect to any action taken or omitted to be taken by the Manager under the Management Agreement, and WTC, in its individual capacity and in its capacity as Owner Trustee, shall not be liable for performing any obligations or duties under this Agreement or under any Related Agreement which are to be performed by the Manager under the Management Agreement.

                 (d) WTC, in its individual capacity and in its capacity as Owner Trustee, shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Agreement or for the due execution hereof by the Company or for the form, character, genuineness, sufficiency, value or validity of any Collateral or for or in respect of the validity or sufficiency of the Trust Certificates (except for the due execution thereof by the Owner Trustee), and WTC, in its individual capacity and in its capacity as Owner Trustee, shall in no event assume or incur any liability, duty or obligation to any Holder of the Bonds or to the Company or to any other holder of a Trust Certificate, other than as expressly provided for herein or in the Indenture.

                 (e) WTC, in its individual capacity and in its capacity as Owner Trustee, shall not be under any obligation to appear in, prosecute or defend any action, which in its opinion may require it to incur any out-of-pocket expense or any liability unless it shall be furnished with such reasonable security and indemnity against such expense or liability including such advances as it may require, and any out-of-pocket cost of the Owner Trustee as a result of such actions shall be deductible from and a charge against the Trust Property to the extent that such Trust Property is not subject to the Lien of the Indenture. The Owner Trustee may, but shall be under no duty to, undertake such action as it may deem necessary at any and all times, without any further action by any holder of Trust Certificates, to protect the Trust Property and the rights and interests of the holders of the Trust Certificates pursuant to the terms of this Agreement and the Indenture; provided, however, that WTC may obtain reimbursement for the out-of-pocket expenses and costs of such actions, undertakings or proceedings from the Trust Property to the extent that such portion of the Trust Property is not subject to the Lien of the Indenture.

                 (f) In the exercise or administration of the trusts and powers hereunder, including its obligations under Section 2.5 and Section 3.2(c) or with respect to any duties or obligations under the Indenture, the Owner Trustee may, at the expense of the holders of the Trust Certificates, employ and consult with agents, attorneys, accountants and auditors and enter into agreements with any of them, in addition to the Management Agreement, and WTC, in its individual capacity and in its capacity as Owner Trustee, shall not be answerable for the default or misconduct of any such agents, attorneys, accountants or auditors or for any action taken by the Owner Trustee in accordance with advice given as a result of such employment or consultation if such agents, attorneys, accountants or auditors shall have been selected by it with reasonable care.

                 (g) In furtherance, but not in limitation of, the provisions of clauses (b) through (f) of this Section 7.1, WTC (in either its individual capacity or its capacity as Owner Trustee) shall not be subject to liability under this Agreement except for reason of (i) willful misconduct or gross negligence in the performance of its duties, (ii) the inaccuracy of any representation or warranty contained in Article V, (iii) the failure by WTC to perform the obligations expressly undertaken by it in the last sentence of
Section 2.9 or (iv) for taxes, fees or other charges on, based on, or measured by, any fees, commissions or compensation received by WTC in either its individual capacity or in its capacity as Owner Trustee in connection with any of the transactions contemplated by this Agreement, the Indenture or the Bonds.

                 (h) WTC, in its individual capacity and in its capacity as Owner Trustee, shall not purchase or hold any Trust Certificates.

 (i)      In no event shall WTC be liable for any indebtedness under the Bonds.

        Section 7.2. Books and Records; Mailings to Trust Certificateholders. The Owner Trustee shall keep proper books of record and account of all the transactions under this Agreement at its Corporate Trust Office, including the Certificate Register, and such books and records shall be open to inspection by any holder of a Trust Certificate at all reasonable times during usual business hours of the Owner Trustee.

          Section 7.3.   Compensation of WTC.

                 (a) Subject to the provisions of paragraph (f) below, WTC shall be entitled to receive as compensation for the services of the Owner Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) such ordinary fees as are fair, reasonable and customary for the performance of such services and as may from time to time hereafter be agreed upon between the holders of Trust Certificates and the Owner Trustee and reimbursement from the holders of the Trust Certificates for all reasonable out- of-pocket expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any of the provisions of this Agreement and the Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from any of the matters referred to in
Section 7.1(g) or for the Owner Trustee's failure to use ordinary care to dispense funds pursuant to Section 2.4.

                 (b) Subject to the provisions of paragraph (f) below, the holders of Trust Certificates covenant to indemnify WTC for, and to hold it harmless against, any loss, liability, obligations, damages, penalties, taxes (excluding any taxes payable by WTC on or measured by any compensation for services rendered by the Owner Trustee under this Agreement), actions, claims, suits or out-of-pocket expenses or costs incurred or arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and out-of-pocket expenses of defending itself against any claim of liability in the premises, except for expenses resulting from the matters referred to in Section 7.1(g) or for the Owner Trustee's failure to use ordinary care to dispense funds pursuant to Section 2.4. The obligations of the holders of Trust Certificates to indemnify WTC hereunder shall be several (and not joint) and in proportion to their beneficial interests in the Trust; provided, however, that in taking any action pursuant to instructions from the holders of less than 100% of the Trust Certificates, WTC shall be fully indemnified pursuant to this subsection (b) by the holders of Trust Certificates directing such action, pro rata. The obligations of the holders of Trust Certificates to indemnify WTC, and its right to be compensated and be reimbursed for the reasonable out-of-pocket expenses, disbursements and advances of the Owner Trustee from the Trust Property pursuant to Sections 7.1(e) and 7.3(a), shall survive the termination of this Agreement pursuant to
Section 9.7. Such obligations shall be secured by a claim prior to that of the Trust Certificates upon any Trust Property that is not subject to the lien of the Indenture.

                 (c) The Owner Trustee shall not be required to take or refrain from taking any action under this Agreement or any Related Agreement (other than the giving of notices) unless

WTC shall have been indemnified by the holders of the Trust Certificates, in manner and form satisfactory to WTC, against any liability, fee, cost or expense (including attorneys' fees) which may be incurred or charged in connection therewith. The Owner Trustee shall not be required to take any action if WTC shall reasonably determine, or shall have been advised by counsel, that such action is likely to result in personal liability, or is contrary to the terms hereof or of any document contemplated hereby to which the Owner Trustee is a party or otherwise contrary to law.

                 (d) If properly paid pursuant to the terms of this Agreement and the Indenture, any amounts paid to WTC pursuant to Section 7.1 and this Section 7.3 shall not be deemed to be part of the Trust Property immediately after such payment.

                 (e) Notwithstanding anything to the contrary contained herein, no holder of Trust Certificates shall be liable under Section 7.3 to the extent such fees, expenses, disbursements, advances, indemnity payments and other liabilities arose prior to the date on which such holder acquired or after the date on which such holder transferred in accordance with the terms hereof, its Trust Certificate.

                 (f) Notwithstanding the provisions of paragraph (a) above, the Owner Trustee agrees that, so long as the Bonds are outstanding (i) the fees payable to the Owner Trustee pursuant to paragraph (a) above shall be payable solely as provided in Section 8.07(b) of the Indenture and (ii) the expenses, disbursements and advances referred to in paragraph (a) above shall not include routine administrative expenses, disbursements or advances such as postage, courier charges, or telephone and facsimile charges, and such routine administrative expenses shall not be recoverable by the Owner Trustee under this Agreement.

          Section 7.4. Resignation, Discharge or Removal of Owner Trustee; Successor.

                 (a) The Owner Trustee may resign and be discharged of the trust created by this Agreement by executing an instrument in writing, filing the same with the Company and the Indenture Trustee and mailing a copy of a notice of resignation to all holders of Trust Certificates then of record and to the Agent, not less than sixty days before the date specified in such instrument when, subject to Section 7.4(c), such resignation is to take effect. Upon receiving such notice of resignation, the holders of the Trust Certificates shall use their best efforts promptly to appoint a successor Owner Trustee in the manner and meeting the qualifications hereinafter provided by written instrument or instruments delivered to such resigning Owner Trustee and the successor Owner Trustee. Holders of the Trust Certificates representing more than 50% of the beneficial interest in the Trust may remove the Owner Trustee and appoint a successor Owner Trustee by written instrument or instruments delivered to the Owner Trustee so removed and the successor Owner Trustee.

                 (b) In case at any time the Owner Trustee shall resign and no successor Owner Trustee shall have been appointed within thirty days after notice of such resignation has been filed and mailed as required by
Section 7.4(a), the resigning Owner Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor Owner Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Owner Trustee.

                 (c) Any successor Owner Trustee appointed hereunder shall promptly execute and deliver to the holders of Trust Certificates, the Agent, the retiring Owner Trustee and the Indenture Trustee an instrument accepting such appointment hereunder, and the successor Owner Trustee without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named the Owner Trustee herein and shall be bound by all the terms and conditions of this Agreement. Upon the request of the successor Owner Trustee, the retiring Owner Trustee shall, upon payment of all amounts due the retiring Owner Trustee, execute and deliver an instrument transferring to the successor Owner Trustee all the rights and powers of the retiring Owner Trustee; and the retiring Owner Trustee shall transfer, deliver and pay over to the successor Owner Trustee all of the Trust Property at the time held by it, if any, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the retiring Owner Trustee in the administration hereof as may be requested by the successor Owner Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. Any resignation or removal of an Owner Trustee and appointment of a successor Owner Trustee pursuant to this Section 7.4 shall become effective upon such acceptance of appointment by the successor Owner Trustee.

                 (d) Any corporation into which the Owner Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Owner Trustee shall be a party, shall be the successor Owner Trustee under this Agreement without the execution, delivery or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the predecessor corporation may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding; provided that such corporation resulting from any such merger or consolidation shall meet the qualifications set forth in Section 7.5.

          Section 7.5 Qualification of Owner Trustee. The Owner Trustee shall at all times be a banking corporation organized and doing business under the laws of the United States, or any state thereof, having all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on a trust business and having at all times an aggregate capital, surplus, and undivided profits of not less than $5,000,000.

          Section 7.6 Appointment of Additional Trustees. At any time or times, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property may at the time be located, the Owner Trustee, by an instrument in writing, may appoint one or more individuals or corporations to act as separate trustee or separate trustees of all or any part of the Trust Property to the full extent that local law makes it necessary for such separate trustee or separate trustees to act alone.

          Section 7.7. Not Acting in Individual Capacity. In acting hereunder, WTC acts solely as trustee and not in its individual capacity; all persons having any claim against WTC by reason of the transactions contemplated hereby shall look only to the Trust Property for payment or satisfaction thereof; provided, however, that nothing contained herein shall protect WTC (in either capacity) against any liability to which it would otherwise be subject by reason of willful misconduct or gross negligence in the performance of its duties or with respect to the matters contained in Section 7.1(g).

          Section 7.8. Reimbursement of Owner Trustee for Amounts Paid to Manager. Holders of the Trust Certificates shall reimburse the Owner Trustee for amounts required to be paid by the Owner Trustee to the Manager pursuant to
Section 3 of the Management Agreement.


                                 Article  VIII.

                              Concerning the Agent


          Section 8.1. Appointment as Agent. The Company shall act as Agent for the holders of Trust Certificates (in such capacity, the "Agent") until its resignation or removal pursuant to Section 8.4.

          Section 8.2. Instructions to Owner Trustee. The right to (i) direct the Owner Trustee to sell the Trust Property pursuant to Section 2.1, (ii) instruct the Owner Trustee as provided in Section 2.4(d) and (e), (iii) instruct the Owner Trustee pursuant to Section 2.7, (iv) authorize the Owner Trustee to invest monies as provided in Section 7.1(a), (v) agree to compensation for the Owner Trustee pursuant to Section 7.3(a), (vi) appoint a successor Owner Trustee or to remove the Owner Trustee pursuant to Section 7.4(a), (vii) consent to amendments and waivers pursuant to Section 9.3, and
(viii) revoke the Trust as provided in Section 9.7, in each case as reserved to the holders of Trust Certificates pursuant to this Agreement, shall be exercised by the Agent on behalf of the holders of Trust Certificates as directed by such holders pursuant to Section 8.3 and the Sections referred to in this sentence. The Agent shall promptly respond to every request for instructions addressed to it by the Owner Trustee.

          Section 8.3. Direction of Agent. In performing its duties hereunder, the Agent shall act in accordance with any written instruction signed on behalf of a holder or holders of Trust Certificates representing more than 50% of the beneficial interest in the Trust. Before taking any non-ministerial action, the Agent shall request written instructions from the holders of Trust Certificates.

          Section 8.4. Replacement of Agent. The Agent may resign its duties at any time on notice to the holders of Trust Certificates and the Owner Trustee. The Agent may be removed, and in the event of the removal or resignation of the Agent, a successor Agent may be appointed, by holders of Trust Certificates holding, in the aggregate, a majority of the ownership interest in the Trust. No removal of the Agent shall be effective until a notice of such removal meeting the requirements of this Section is delivered to the Owner Trustee.

         Section 8.5 No Agent. If at any time there is no Agent appointed under this Article, holders of Trust Certificates representing more than 50% of the beneficial interests in the Trust shall give such directions or consents or take such other actions as are reserved herein to the Agent or to the holders of Trust Certificates.


                                  Article  IX.

                                 Miscellaneous

         Section 9.1 Benefit of Agreement. Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party. All the representations, warranties, covenants and agreements contained in this Agreement and all requests, notices, directions, consents, waivers or other actions made or taken, by or on behalf of the Company, the other holders of the Trust Certificates or the Owner Trustee shall bind, and inure to the benefit of, their respective successors and assigns and the holders of the Trust Certificates from time to time, whether so expressed or not.

         Section 9.2 Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Trust Certificates or the rights of the holders thereof or of the Holders of the Bonds.

         Section 9.3 Amendments and Waivers. This Agreement may not be amended, and compliance with any provision hereof may not be waived by the Owner Trustee or the holders of Trust Certificates, including the Company, unless such amendment or waiver is consented to by (i) the Owner Trustee and
(ii) holders of Trust Certificates representing more than 50% of the beneficial interests in the Trust; provided that, after the issuance and sale of the Bonds, any amendment or waiver of Sections 2.1, 2.2, 2.3(f)(vi) and (vii), 2.4(g), 2.8, 2.10, Articles III and IV, Sections 6.1, 6.3, 6.4, 6.7, 7.3(b),
9.3, 9.5, 9.7 and 9.8 shall also require the consent of the Indenture Trustee; provided, however, that Section 2.3(f)(i) may not be amended in any manner such that transfers of Trust Certificates in accordance with such Section would cause the Trust to become an "investment company" required to register under the Investment Company Act; and, provided further, that Sections 2.3(f)(ii) and
6.4 may not be amended unless the Owner Trustee is furnished with an Opinion of Counsel reasonably satisfactory to it, and upon which the Indenture Trustee may rely, that such amendment will not result in the Trust being characterized as an association taxable as a corporation.

         Section 9.4 Notices. Any notice, demand, direction or instruction to be given to the Owner Trustee under this Agreement shall be in writing and shall be duly given if mailed or delivered to the Owner Trustee at: Wilmington Trust Company, Rodney Square North, 110 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or such other address as shall be specified by the Owner Trustee in a notice to the holders of Trust

Certificates and the Agent given in accordance with this Section 9.4. Any notice, demand, direction or instruction to be given to the Company or the Agent under this Agreement shall be in writing and shall be duly given if mailed or delivered to the Company at: Plaza Tower One, Suite 1200A, 6400 South Fiddler's Green Circle, Englewood, Colorado 80111, Attention: Howard J. Glicksman, Esq. (w/ copy to Ms. Helen M. Dickens), or at such other address as shall be specified by the Company in a notice to the Owner Trustee and the holders of Trust Certificates given in accordance with this Section 9.4. Any notice to be given to holders of Trust Certificates (other than the Company) under this Agreement shall be in writing and shall be duly given if mailed or delivered to each holder of a Trust Certificate outstanding at the time such notice is given at the address for such holder contained in the records maintained by the Owner Trustee pursuant to Section 7.2 with a copy thereof provided to the Agent. Any notice, demand, direction or instruction to be given to the Indenture Trustee under this Agreement shall be in writing and shall be duly given if mailed or delivered to the Indenture Trustee at: 3 Park Plaza, 16th Floor, Irvine, California 92714, or at such other address as shall be specified by the Indenture Trustee in a notice to the Company and the Owner Trustee given in accordance with this Section 9.4. If mailed, any notice shall be effective 72 hours after being deposited in the United States mail, registered and postage prepaid.

           Section 9.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, and all laws or rules of construction of such state shall govern the rights of the parties to this Agreement and the interpretation of the provisions of this Agreement; provided that as to Collateral located in any jurisdiction other than the State of Delaware, the Indenture Trustee on behalf of the Holders of the Bonds shall have all the rights to which a secured party is entitled under the laws of such jurisdiction.

           Section 9.6 Counterparts. This Agreement may be executed and delivered in any number of counterparts, and such counterparts taken together shall constitute one and the same instrument.

           Section 9.7 Termination of this Agreement; No Power to Revoke or Withdraw Trust Property.

                 (a) The Trust shall terminate following the final distribution with respect to the Trust Property pursuant to Section 2.4, and in any event shall not terminate prior to the discharge of the Indenture. The bankruptcy, death or other incapacity of any holder of a Trust Certificate shall not operate to terminate this Agreement, nor entitle such holder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Property, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of the holders of Trust Certificates.

                 (b) Except as expressly provided in Sections 9.7(a) and 2.4(d), neither the Company nor any other holder of Trust Certificates shall be entitled to revoke the Trust established hereunder. Subject to Section 2.4, neither the Company nor any other holder of Trust Certificates may withdraw any of the Trust Property from the Trust.

           Section 9.8 Nature of Interest in Trust Property. Neither the Company nor the holders of the Trust Certificates shall have legal title to any part of the Trust Property so long as the Trust

Property is pledged to the Indenture Trustee. No transfer, by operation of law or otherwise, of any right, title and interest of the Company or of any other holder of a Trust Certificate in and to the undivided beneficial ownership interest in the Trust represented by the Trust Certificate held by the Company or such other holder shall operate to terminate this Agreement or the trust created hereunder or entitle any successor transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                        FUND AMERICA INVESTORS CORPORATION II



                                        By:___________________________________
                                           Name: Jamie R. Gross
                                           Title: Vice President



                                        WILMINGTON TRUST COMPANY



                                        By:___________________________________
                                           Name: Denise M. Geran
                                           Title: Financial Services Officer

                                    ANNEX 1

THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS TRUST CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3A-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING BUT NOT LIMITED TO FUND AMERICA INVESTORS CORPORATION) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS TRUST CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS. FURTHERMORE, AS LONG AS TWO OR MORE PERSONS ARE HOLDERS OF TRUST CERTIFICATES, NO TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE CONSENT OF HOLDERS OF TRUST CERTIFICATES REPRESENTING OWNERSHIP OF MORE THAN 50% OF THE BENEFICIAL INTEREST IN THE TRUST, EXCLUDING FOR THIS PURPOSE THE BENEFICIAL INTEREST REPRESENTED BY ANY TRUST CERTIFICATE OWNED BY THE TRANSFEROR OR (UNLESS THE TRANSFEROR AND ITS AFFILIATES ARE THE ONLY HOLDERS OF TRUST CERTIFICATES) ANY AFFILIATE THEREOF, HAS BEEN DELIVERED TO THE OWNER TRUSTEE; PROVIDED, HOWEVER, THAT NO CONSENT SHALL BE REQUIRED TO A TRANSFER OF ANY TRUST CERTIFICATE TO THE COMPANY (AS DEFINED IN THE DEPOSIT TRUST AGREEMENT CREATING THE TRUST (THE "AGREEMENT")) ON THE CLOSING DATE. THE TRANSFER OF THIS TRUST CERTIFICATE WILL NOT BE EFFECTIVE UNLESS THE TRANSFEREE HAS SIGNED AND DELIVERED TO THE OWNER TRUSTEE AN INSTRUMENT CONTAINING THE TRANSFEREE'S AGREEMENT TO BE BOUND BY ALL THE TERMS OF THE AGREEMENT, TOGETHER WITH EVIDENCE SATISFACTORY TO THE OWNER TRUSTEE DEMONSTRATING THE TRANSFEREE'S COMPLIANCE WITH THE NET WORTH REQUIREMENTS OF SECTION 2.3(F)(III) OF SAID AGREEMENT. THIS TRUST CERTIFICATE IS SUBJECT TO OTHER SIGNIFICANT RESTRICTIONS ON TRANSFER AND OWNERSHIP AS PROVIDED IN THE AGREEMENT.

                               TRUST CERTIFICATE

                         Fund America Investors Trust V

         THIS CERTIFIES THAT __________________________________ (the "Owner")
is the registered owner of a _____% undivided interest in Fund America Investors Trust V (the "Trust") existing under the laws of the State of Delaware and created pursuant to the Deposit Trust Agreement (such Deposit Trust Agreement being referred to herein as the "Agreement") dated as of April __, 1996 between FUND AMERICA INVESTORS CORPORATION II and WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its fiduciary capacity as trustee under the Agreement (the "Owner Trustee"). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Agreement. The Owner Trustee has executed this Trust Certificate by one of its duly authorized signatories as set forth below. This Trust Certificate is one of the Trust Certificates referred to in the Agreement and is issued under and is subject to the terms, provisions and conditions of the Agreement to which the holder of this Trust Certificate by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Agreement for a statement of the rights of the holder of this Trust Certificate, as well as for a statement of the terms and conditions of the Trust created by the Agreement.

         The holder hereof agrees (i) that the holder is severally liable based upon the holder's proportionate beneficial interest in the Trust for all fees, expenses, taxes, indemnity payments and other charges or obligations of the Trust (other than the principal of and interest on the Bonds and certain expenses agreed to be paid by the Manager pursuant to the Management Agreement) to the extent not satisfied out of the Trust Property and (ii) not to transfer this Trust Certificate except in accordance with the Agreement.

         IN WITNESS WHEREOF, the Owner Trustee has caused this Trust Certificate to be executed as of the date hereof on behalf of the Trust by an authorized representative of the Owner Trustee by his signature. This Trust Certificate shall not be valid or enforceable for any purpose until it shall have been so signed by a Vice President or Assistant Vice President.


Dated:                                  WILMINGTON TRUST COMPANY,
                                        not in its individual capacity but
                                        solely as Owner Trustee

                                        By:___________________________________
                                           Name:
                                           Title:

                                   ANNEX 2-A

                              TRANSFER CERTIFICATE


Wilmington Trust Company, as Owner Trustee
11 North Market Street
Rodney Square North
Wilmington, Delaware  19890

Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, California  92714

         Re:     Proposed Transfer of Trust Certificates

Gentlemen:

         This certification is being made by _______________ (the "Proposed Transferee") in connection with the proposed Transfer to the Proposed Transferee of a trust certificate (the "Trust Certificate") representing __% fractional undivided interest in Fund America Investors Trust V (the "Trust") created pursuant to a Deposit Trust Agreement, dated as of April __, 1996 (such agreement, as amended, being referred to herein as the "Deposit Trust Agreement") between Fund America Investors Corporation II and Wilmington Trust Company, as Owner Trustee. Initially capitalized terms used but not defined herein have the meanings assigned to them in the Deposit Trust Agreement. The Proposed Transferee hereby certifies as follows:

         1. The undersigned is a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended), as follows:

         (i) It owned and/or invested on a discretionary basis eligible securities (excluding affiliate's securities, bank deposit notes and CD's, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement and swaps), as described below:

         Date:  _____________, 19__ (must be on or after the close of its most recent year)

         Amount:  $_________________; and

         (ii)    The dollar amount set forth above is [check as applicable]:

                 (A) [ ] greater than $100 million and the undersigned is one of the following entities:

                       (I)    [ ]     an insurance company as defined in
                                      Section 2(13) of the Securities Act; or(1)

                      (II)    [ ]     an investment company registered under
                                      the Investment Company Act or any
                                      business development company as defined
                                      in Section 2(a)(48) of the Investment
                                      Company Act; or

                     (III)    [ ]     a Small Business Investment Company
                                      licensed by the U.S. Small Business
                                      Administration under Section 301(c) or
                                      (d) of the Small Business Investment Act of 1958; or

                      (IV)    [ ]     a plan established and maintained by a
                                      state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees; or

                       (V)    [ ]     a trust fund whose trustee is a bank or
                                      trust company and whose participants are exclusively plans of the types identified in paragraph (4) or (5) of this section, except trust funds that include as participants individual retirement accounts or H.R. 1 plans; or

                      (VI)    [ ]     a business development company as defined
                                      in Section 202(a)(22) of the Investment
                                      Advisers Act of 1940; or

                     (VII)    [ ]     a corporation (other than a U.S. bank,
                                      savings and loan association or
                                      equivalent foreign institution),
                                      partnership, Massachusetts or similar
                                      business trust, or an organization
                                      described in Section 501(c)(3) of the
                                      Code; or

                    (VIII)    [ ]     a U.S. bank, savings and loan association
                                      or equivalent foreign institution, which has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements; or

                      (IX)    [ ]     an investment adviser registered under
                                      the Investment Advisers Act; or

                 (B)      [ ]     greater than $10 million, and the undersigned
                                  is a broker-dealer registered with the SEC;
                                  or


__________________________________

    (1) A purchase by an insurance company for one or more of its separate accounts, as defined by section 2(a)(37) of the Investment Company Act, which are neither registered nor required to be registered, shall be deemed to be a purchase for the account of such insurance company.

                 (C)      [ ]     less than $10 million, and the undersigned is
                                  a broker-dealer registered with the SEC and will only purchase Rule 144A securities in transactions in which it acts as a riskless principal (as defined in Rule 144A); or

                 (D)      [ ]     less than $100 million, and the undersigned
                                  is an investment company registered under the Investment Company Act, which, together with one or more registered investment companies having the same or an affiliated investment adviser, owns at least $100 million of eligible securities; or

                 (E)      [ ]     less than $100 million, and the undersigned
                                  is an entity, all the equity owners of which are qualified institutional buyers.

         2. The Proposed Transferee will only purchase a Trust Certificate for its own account or for the accounts of others that independently qualify as "Qualified Institutional Buyers" as defined in Rule 144A (including any buyers listed on Schedule I hereto).

         3.  The net worth of the Proposed Transferee exceeds the greater of
(a) the product of $15,000,000 and the percentage ownership of the Trust by the Proposed Transferee after the proposed transfer and (b) $5,000,000; provided, however, without regard to the value of such transferee's ownership interest in the Trust, the net worth of such transferee must exceed the greater of (a) the product of $5,000,000 and the percentage ownership of the Trust by the transferee after the proposed transfer and (b) $1,000,000.

         4. The Proposed Transferee is [check as applicable]: (a) [ ] not a Non-U.S. Person or (b) [ ] is a Non-U.S. Person that will hold the Trust Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor of such Trust Certificate and the Owner Trustee with an effective Internal Revenue Service Form 4224 or (c) [ ] is a Non-U.S. Person that has delivered to both the transferor of the Trust Certificate and the Owner Trustee an opinion of counsel satisfactory to such transferor to the effect that the Transfer of such Trust Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Trust Certificate will not be disregarded for federal income tax purposes.


Date:
      -------------------               --------------------------------------
                                        Name of Proposed Transferee


                                        --------------------------------------
                                        Signature


                                        --------------------------------------
                                        Name


                                        --------------------------------------
                                        Title(2)





__________________________________

          (2) Must be President, Chief Financial Officer, or other executive officer.

                                   ANNEX 2-B

                              TRANSFER CERTIFICATE


Wilmington Trust Company, as Owner Trustee
11 North Market Street
Rodney Square North
Wilmington, Delaware  19890

Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, California  92714

         Re:     Proposed Transfer of Trust Certificates

Gentlemen:

This certification is being made by _______________ (the "Proposed Transferee") in connection with the proposed Transfer to the Proposed Transferee of a trust certificate (the "Trust Certificate") representing __% fractional undivided interest in Fund America Investors Trust V (the "Trust") created pursuant to a Deposit Trust Agreement, dated as of April __, 1996 (such agreement, as amended, being referred to herein as the "Deposit Trust Agreement") between Fund America Investors Corporation II and Wilmington Trust Company, as Owner Trustee. Initially capitalized terms used but not defined herein have the meanings assigned to them in the Deposit Trust Agreement. The Proposed Transferee hereby certifies as follows:

         1. The undersigned is a Person involved in the organization or operation of the Trust or an affiliate of such a Person within the meaning of Rule 3a-7 of the Investment Company Act.

         2. The Proposed Transferee understands that (a) the Trust Certificates have not been and will not be registered or qualified under the Securities Act, or the securities laws of any state, (b) neither the Trust nor the Owner Trustee is required, and neither intends, to so register or qualify the Trust Certificates, and (c) the Trust Certificates cannot be resold unless
(i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) an exemption from registration and qualification is available.

         3. The Proposed Transferee is acquiring the Trust Certificate for its own account for investment only and not with a view to or for sale or other transfer in connection with any distribution of the Trust Certificate in any manner that would violate the Securities Act or any applicable state securities laws.

         4. The Proposed Transferee (a) is an accredited investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Trust Certificate, such that it is capable of evaluating the merits and risks of investment in the Trust Certificate and (b) is able to bear the economic risks of such an investment.

         5. The Proposed Transferee will not authorize nor has it authorized any person (a) to offer, pledge, sell, dispose of or otherwise transfer any Trust Certificate, any interest in any Trust Certificate or any other similar security to any person in any manner, (b) to solicit any offer to buy or to accept a pledge, disposition or other transfer of any Trust Certificate, any interest in any Trust Certificate or any other similar security from any person in any manner, (c) otherwise to approach or negotiate with respect to any Trust Certificate, any interest in any Trust Certificate or any other similar security with any person in any manner, (d) to make any general solicitation by means of general advertising or in any other manner, or (e) to take any other action that would constitute a distribution of any Trust Certificate under the Securities Act, that would render the disposition of any Trust Certificate a violation of Section 5 of the Securities Act or any state securities law, or that could require registration or qualification pursuant thereto. Neither the Proposed Transferee nor anyone acting on its behalf has offered any Trust Certificate for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Trust Certificate. The Proposed Transferee will not sell or otherwise transfer any Trust Certificates, except in compliance with the provisions of the Deposit Trust Agreement.

         6. The net worth of the Proposed Transferee (or a guarantee of the obligations of such transferee to the Owner Trustee under the Deposit Trust Agreement) exceeds the greater of (a) the product of $15,000,000 and the percentage ownership of the Trust by the Proposed Transferee after the proposed Transfer and (b) $5,000,000; provided, however, without regard to the value of such transferee's ownership interest in the Trust, the net worth of such transferee must exceed the greater of (a) the product of $5,000,000 and the percentage ownership of the Trust by the transferee after the proposed transfer and (b) $1,000,000.

         7. The Proposed Transferee is [check as applicable]: (a) [ ] not a Non-U.S. Person or (b) [ ] is a Non-U.S. Person that will hold the Trust Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor of such Trust Certificate and the Owner Trustee with an effective Internal Revenue Service Form 4224 or (c) [ ] is a Non-U.S. Person that has delivered to both the transferor of the Trust Certificate and the Owner Trustee an opinion of counsel satisfactory to such transferor to the effect that the Transfer of such Trust

Certificate to it is in accordance with the requirements of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder and that such Transfer of the Trust Certificate will not be disregarded for federal income tax purposes.


Date:
      -------------------               --------------------------------------
                                        Name of Proposed Transferee


                                        --------------------------------------
                                        Signature


                                        --------------------------------------
                                        Name


                                        --------------------------------------
                                        Title(2)

                                    ANNEX 3

                    TRANSFER CERTIFICATE AS TO ERISA MATTERS
                       FOR ERISA RESTRICTED CERTIFICATES


Wilmington Trust Company, as Owner Trustee
11 North Market Street
Rodney Square North
Wilmington, Delaware  19890

         The Undersigned, hereby certifies that:

         1.  He is ______________________ of _______________ (the "Investor"),
a [savings institution] [corporation] duly organized and existing under the laws of [the State of _______________] [the United States], on behalf of which he makes this affidavit.

         2.  The Investor is not, and on ________________________, 1993 will not be, and on such date will not be investing the funds of, an employee benefit plan, trust or account subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a governmental plan defined in Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code ("Similar Law") (each a "Benefit Plan") and is not an entity, including an insurance company separate account, whose underlying assets include Benefit Plan assets by reason of a Benefit Plan's investment in the entity (collectively, with a Benefit Plan, a "Benefit Plan Investor").

         3. The Investor hereby acknowledges that under the terms of the Deposit Trust Agreement (the "Agreement") between Fund America Investors Corporation II (the "Company") and Wilmington Trust Company, as Owner Trustee, dated as of April __, 1996, no transfer of a Trust Certificate shall be permitted to be made to any person unless the proposed transferee delivers to the Owner Trustee either (i) a certificate from such transferee to the effect that such transferee is not an employee benefit plan, trust or account subject to ERISA or subject to Section 4975 of the Code or a governmental plan subject to any Similar Law and is not an entity, including an insurance company separate account or general account, whose underlying assets include Benefit Plan assets by reason of a Benefit Plan's investment in the entity (collectively, with a Benefit Plan, a "Benefit Plan Investor")and is not using the assets of a Benefit Plan to acquire any such Trust Certificate or (ii) an opinion of counsel satisfactory to the Owner Trustee to the effect that the purchase and holding of such Trust Certificate will not constitute or result in the assets of the Trust being deemed to be "Plan Assets" subject to the fiduciary responsibility provisions of ERISA or a prohibited transaction within the meaning of Section 4.06 of Section 4.07 of ERISA or Section 4975 of the Code or Similar Law, and will not subject the Manager, the Owner Trustee or the Company to any obligation or liability (including obligations or liabilities under ERISA, Section 4975 of the Code or Similar Law) in addition to those undertaken in the Agreement. Notwithstanding the foregoing the Owner Trustee will not require such opinion if, as a result of change of law or otherwise, counsel satisfactory to the

Owner Trustee has rendered an opinion to the effect that the purchase and holding of such Trust Certificate by a Benefit Plan Investor will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code or Similar Law).

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ____ day of ________, 199_.



                                     By:_______________________________________


[Corporate Seal]

Attest:


___________________________
[Assistant] Secretary





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